www.bankrate.com

For more information contact:
Edward J. DiMaria
SVP, Chief Financial Officer
edimaria@bankrate.com
(917) 368-8608

Bruce J. Zanca
SVP, Chief Communications/Marketing Officer
bzanca@bankrate.com
(917) 368-8648

FOR IMMEDIATE RELEASE

Reminder -- Conference Call and Webcast Today at 11:00 A.M. Eastern Time

Interactive Dial-In: 866-831-6270 Passcode 47041810 (10 minutes before the call)

BANKRATE ANNOUNCES FIRST QUARTER 2007 FINANCIAL RESULTS
Company Reports 129% Increase in Net Income
Adjusted EBITDA Increased 51% to $10.0 Million

NEW YORK, NY - May 2, 2007 - Bankrate, Inc. (NASDAQ: RATE), today reported financial results for the first fiscal quarter ended March 31, 2007. Total revenue increased by 12% to $22.2 million over the $19.8 million reported in the first quarter of 2006. Net income increased by 129% to $5.4 million, or $0.28 per fully diluted share, in the first quarter of 2007 compared to $2.3 million, or $0.14 per fully diluted share, in the first quarter 2006. Earnings per diluted share (“EPS”) excluding stock compensation expense, increased by 57% to $0.33 per fully diluted share for the first quarter 2007 compared to $0.21 per fully diluted share for the first quarter 2006.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”), for the first quarter adjusted to exclude $1.7 million in stock compensation expense, were $10.0 million, an increase of 51% over the $6.6 million reported in the first quarter 2006.

“It was a strong quarter for the company. Online revenue continued to increase and margins grew dramatically,” said Thomas R. Evans, President and CEO of Bankrate, Inc. “The industry’s concerns regarding the problems of subprime lenders and the slowdown in the mortgage market have not had a negative impact on our business. In fact, we continued to see strong consumer traffic and experienced significant demand from both graphic and hyperlink advertisers,” Mr. Evans added.

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First Quarter 2007 Financial Results

•	Total revenue for the quarter was $22.2 million, an increase of 12%, or $2.4 million, over the $19.8 million reported in the corresponding period last year.

•	Online publishing revenue for the first quarter of $19.1 million was 22%, or $3.5 million higher than the $15.6 million reported in the first quarter of 2006.

•
Graphic advertising increased 14% to $10.5 million in the first quarter of 2007 compared to $9.2 million reported in the first quarter of 2006. Excluding lead aggregation revenue (FastFind & Bankrate Select), graphic revenue increased 32% over Q1 2006.

•	Hyperlink revenue grew 33% to $8.6 million in the first quarter of 2007 compared to $6.5 million reported for the same quarter last year.

•	Print publishing and licensing revenue for the first quarter was $3.2 million, down $1.0 million, or 24%, compared to the $4.2 million reported in the first quarter of 2006.

•
Gross margin in the first quarter of 2007 was 73%, and the EBITDA margin, adjusted to exclude stock compensation expense was 45%, compared to 67% and 33%, respectively, during the same period last year.

•
Page views for the first quarter of 2007 were 143.2 million, up 15% compared to the 124.2 million reported in the first quarter of 2006, and an increase of 22.6 million, or 19%, from the 120.6 million reported last quarter.

•	After an RFP process (initiated by the Audit Committee), Bankrate selected Grant Thornton LLP to serve as its auditor for 2007, replacing KPMG LLP.

“We’re pleased with the quarter and with the record level of profitability, which included significant margin expansion,” said Mr. Evans. “Bankrate has proven to be a highly-productive marketing channel for financial advertisers to reach in-market consumers and we are optimistic that our strong performance will continue,” said Mr. Evans.

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2007 Guidance
Bankrate did not change its earlier guidance for the fiscal year 2007 with revenues to be within the range of $95 to $100 million and EBITDA, adjusted to exclude stock compensation expense, to be within the range of $36 to $40 million.

May 2, 2007 Conference Call Interactive Dial-In and Webcast Information:
To participate in the teleconference please call: 866-831-6270 Passcode: 47041810. International participants may dial: 617-213-8858 Passcode: 47041810. Please access at least 10 minutes prior to the time the conference is set to begin.

This call is being webcast by CCBN and can be accessed at Bankrate’s web site at www.bankrate.com/investor-relations/. The webcast is also being distributed over CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN’s individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN’s Individual Investor Network. Institutional investors can access the call via CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

Replay Information:
A replay of the conference call will be available beginning May 2, 2007, 1:00 p.m. ET/ 10:00 a.m. PT through May 15, 2007. To listen to the replay, call 888-286-8010 and enter 38357245. International callers should dial 617-801-6888 and enter 38357245.

Non-GAAP Measures

To supplement Bankrate’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial performance, including EBITDA, income from operations, earnings per diluted share and net income, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the Bankrate’s current financial performance and its prospects for the future. Specifically, Bankrate believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results.

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In addition, because Bankrate has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

About Bankrate, Inc.

Bankrate, Inc. (Nasdaq: RATE) ("Bankrate") owns and operates Bankrate.com, a leading Internet consumer banking marketplace. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. Bankrate.com is the leading aggregator of more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and
CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2006, Bankrate.com had nearly 53 million unique visitors. Bankrate.com provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal (NYSE: DJ) and
The New York Times (NYSE: NYT). Bankrate.com's information is also distributed through more than 400 national and state publications. In addition to Bankrate.com, Bankrate also owns and operates FastFind, an internet lead aggregator and Mortgage Market Information Services, Inc. and Interest.com, Inc., each of which publishes mortgage guides and financial rates and information.

Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: the willingness of our advertisers to advertise on our web site , interest rate volatility, our ability to establish and maintain distribution arrangements, our ability to integrate the operations and realize the expected benefits of businesses that we have acquired and may acquire in the future, consumers’ increasing acceptance of the Internet as a medium for obtaining financial product information, our ability to maintain the confidence of our advertisers by detecting click-through fraud or unscrupulous advertisers, the effect of unexpected liabilities we assume from our acquisitions, our ability to manage traffic on our web sites and service interruptions, the effects of facing liability for content on our web sites, changes in, or interpretations of, accounting rules and regulations, changes in, or interpretations of, tax rules and regulations may adversely impact our effective tax rate, increased competition and its effect on traffic, advertising rates, margins and market share, our ability to protect our intellectual property, legislative and regulatory changes in Internet regulation, our ownership is concentration, fluctuating results of operations , and volatility in our stock price.

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These and additional important factors to be considered are set forth under “Introductory Note”, "Item 1A. Risk Factors,'' "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations'' and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2006, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

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-Financial Statements Follow-

Bankrate, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31,	December 31,
	2007	2006

Assets
Cash	$8,175,448	$13,125,360
Short-term investments	112,500,000	96,800,000
Accounts and notes receivable, net of allowance for doubtful accounts of approximately
$2,499,000 at March 31, 2007 and $2,155,000 at December 31, 2006, respectively	15,454,246	15,801,403
Deferred income taxes, current portion	1,703,747	1,703,747
Prepaid expenses and other current assets	798,875	1,032,423
Total current assets	138,632,316	128,462,933

Furniture, fixtures and equipment, net	1,663,102	1,703,680
Deferred income taxes	1,262,279	1,262,279
Intangible assets, net	14,013,286	14,441,162
Goodwill	30,039,425	30,039,425
Other assets	709,233	774,117

Total assets	$186,319,641	$176,683,596

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	$387,193	$312,489
Accrued expenses	7,258,537	5,237,222
Deferred revenue	358,726	729,019
Other current liabilities	78,590	27,427
Total current liabilities	8,083,046	6,306,157

Other liabilities	238,447	222,920

Total liabilities	8,321,493	6,529,077

Stockholders' equity:
Preferred stock, 10,000,000 shares authorized and undesignated	-	-
Common stock, par value $.01 per share-- 100,000,000 shares authorized; 18,270,277 and
18,224,620 shares issued and outstanding at March 31, 2007 and December 31, 2006, respectively	182,703	182,246
Additional paid in capital	180,725,814	178,255,314
Accumulated deficit	(2,910,369)	(8,283,041)
Total stockholders' equity	177,998,148	170,154,519

Total liabilities and stockholders' equity	$186,319,641	$176,683,596

Bankrate, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended
	March 31,
Revenue:	2007	2006
Online publishing	$19,052,024	$15,615,999
Print publishing and licensing	3,175,906	4,172,433
Total revenue	22,227,930	19,788,432
Cost of revenue (1):
Online publishing	3,142,027	2,900,584
Print publishing and licensing	2,827,667	3,542,110
Total cost of revenue	5,969,694	6,442,694

Gross margin	16,258,236	13,345,738

Operating expenses (1):
Sales	1,286,773	1,088,275
Marketing	1,455,224	851,343
Product development	952,881	1,024,503
General and administrative	4,227,483	5,537,824
Depreciation and amortization	644,715	557,762
	8,567,076	9,059,707
Income from operations	7,691,160	4,286,031

Interest income	1,462,170	20,330

Income before income taxes	9,153,330	4,306,361
Income tax expense	3,780,658	1,964,534
Net income	$5,372,672	$2,341,827

Basic and diluted net income per share:
Basic	$0.29	$0.15
Diluted	$0.28	$0.14
Weighted average common shares outstanding:
Basic	18,250,836	15,874,946
Diluted	18,880,646	16,771,044

(1) Includes stock compensation expense as follows:
Cost of revenue:
Online publishing	$369,142	$208,496
Print publishing and licensing	41,583	10,131
Other expenses:
Sales	60,204	156,885
Marketing	82,685	-
Product development	114,042	113,532
General and administrative	1,013,067	1,288,579
	$1,680,723	$1,777,623

Bankrate, Inc.
Non-GAAP Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended
	March 31,
Revenue:	2007	2006
Online publishing	$19,052,024	$15,615,999
Print publishing and licensing	3,175,906	4,172,433
Total revenue	22,227,930	19,788,432
Cost of revenue:
Online publishing	2,772,885	2,692,088
Print publishing and licensing	2,786,084	3,531,979
Total cost of revenue	5,558,969	6,224,067

Gross margin	16,668,961	13,564,365

Operating expenses:
Sales	1,226,569	931,390
Marketing	1,372,539	851,343
Product development	838,839	910,971
General and administrative	3,214,416	4,249,245
Stock compensation expense (1)	1,680,723	1,777,623
Depreciation and amortization	644,715	557,762
	8,977,801	9,278,334
Income from operations	7,691,160	4,286,031

Interest income	1,462,170	20,330

Income before income taxes	9,153,330	4,306,361
Income tax expense	3,780,658	1,964,534
Net income	$5,372,672	$2,341,827

Basic and diluted net income per share:
Basic	$0.29	$0.15
Diluted	$0.28	$0.14
Basic and diluted net income per share excluding stock compensation expense (1)
Basic	$0.36	$0.23
Diluted	$0.33	$0.21
Weighted average common shares outstanding:
Basic	18,250,836	15,874,946
Diluted	18,880,646	16,771,044

(1) See reconciliation of GAAP to Non-GAAP Measures.

	Three Months Ended
	March 31,
Non-GAAP Measures Reconciliation (Unaudited):	2007	2006

EBITDA-
Income from operations	$7,691,160	$4,286,031
Depreciation and amortization	644,715	557,762
EBITDA	$8,335,875	$4,843,793

EBITDA excluding stock compensation expense-
Income from operations	$7,691,160	$4,286,031
Stock compensation expense	1,680,723	1,777,623
Depreciation and amortization	644,715	557,762
EBITDA excluding stock compensation expense	$10,016,598	$6,621,416

Net income excluding stock compensation expense-
Net income	$5,372,672	$2,341,827
Stock compensation expense, net of tax	1,127,760	1,308,563
Net income excluding stock compensation expense	$6,500,432	$3,650,390

Per basic share	$0.36	$0.23
Per diluted share	$0.33	$0.21

Weighted average common shares outstanding:
Basic	18,250,836	15,874,946

Diluted	18,880,646	16,771,044
Impact of applying SFAS No. 123R	797,791	700,673
Diluted shares excluding impact of applying SFAS No 123R	19,678,437	17,471,717

Bankrate, Inc.
Condensed Consolidated Statements of Income
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2007			March 31, 2006
Revenue:	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP
Online publishing	$19,052,024	$-	$19,052,024	$15,615,999	$-	$15,615,999
Print publishing and licensing	3,175,906	-	3,175,906	4,172,433	-	4,172,433
Total revenue	22,227,930	-	22,227,930	19,788,432	-	19,788,432
Cost of revenue:
Online publishing	3,142,027	(369,142)	2,772,885	2,900,584	(208,496)	2,692,088
Print publishing and licensing	2,827,667	(41,583)	2,786,084	3,542,110	(10,131)	3,531,979
Total cost of revenue	5,969,694	(410,725)	5,558,969	6,442,694	(218,627)	6,224,067

Gross margin	16,258,236	410,725	16,668,961	13,345,738	218,627	13,564,365

Operating expenses:
Sales	1,286,773	(60,204)	1,226,569	1,088,275	(156,885)	931,390
Marketing	1,455,224	(82,685)	1,372,539	851,343	-	851,343
Product development	952,881	(114,042)	838,839	1,024,503	(113,532)	910,971
General and administrative	4,227,483	(1,013,067)	3,214,416	5,537,824	(1,288,579)	4,249,245
Stock compensation expense	-	1,680,723	1,680,723	-	1,777,623	1,777,623
Depreciation and amortization	644,715	-	644,715	557,762	-	557,762
	8,567,076	410,725	8,977,801	9,059,707	218,627	9,278,334
Income from operations	7,691,160	-	7,691,160	4,286,031	-	4,286,031

Interest income, net	1,462,170	-	1,462,170	20,330	-	20,330

Income before income taxes	9,153,330	-	9,153,330	4,306,361	-	4,306,361
Provision for income taxes	3,780,658	-	3,780,658	1,964,534	-	1,964,534
Net income	$5,372,672	$-	$5,372,672	$2,341,827	$-	$2,341,827

Basic and diluted net income per share:
Basic	$0.29	$-	$0.29	$0.15	$-	$0.15
Diluted	$0.28	$-	$0.28	$0.14	$-	$0.14
Weighted average common shares outstanding:
Basic	18,250,836	-	18,250,836	15,874,946	-	15,874,946
Diluted	18,880,646	797,791	19,678,437	16,771,044	700,673	17,471,717

(1) Adjustments for the impact of applying SFAS No. 123R